UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-22684

DAXOR CORPORATION

(Exact name of registrant as specified in charter)

107 Meco Lane

Oak Ridge, TN 37830

(Address of principal executive offices) (Zip code)

Michael Feldschuh

107 Meco Lane

Oak Ridge, TN 37830

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-330-8500

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: JANUARY 1, 2025 to DECEMBER 31, 2025

Daxor Corporation

Financial Statements

For the Year Ended

December 31, 2025

March 2, 2026

Dear Valued Shareholders,

“To measure is to know. If you cannot measure it, you cannot improve it.” — Lord Kelvin

Lord Kelvin’s timeless scientific principle perfectly encapsulates the mission of Daxor Corporation. In medicine, you cannot effectively treat what you cannot accurately measure. Looking back at the entirety of 2025, our commitment to replacing clinical guesswork with precise measurement, changing healthcare outcomes and economics, has culminated in a truly transformative year for Daxor Corporation. 2025 marked a crucial inflection point for our company, characterized by groundbreaking product innovation, rapidly expanding market adoption, undeniable clinical validation, and increased visibility for our Blood Volume Analysis (BVA) technology.

Financial and Operating Performance Highlights We are particularly pleased to report on our financial performance for the year ended December 31, 2025, demonstrating significant progress and continued growth in our operating business.

As of December 31, 2025, Daxor’s net assets were $45,887,266, reflecting an increase of $10,094,965 from $35,792,301 at December 31, 2024. On a per-share basis, our Net Asset Value increased to $9.07 per share at December 31, 2025, up $1.82 per share from $7.25 per share at December 31, 2024.

For the year ended December 31, 2025, Daxor had net dividend income of $13,598 and net realized gains on investment activity of $745,334. There was a net decrease in unrealized appreciation on investments of $684,006, as positions were sold during 2025 and prior periods’ significant unrealized gains unwound into realized gains. The Net Increase in Net Assets Resulting From Operations of $9,169,774 included non-cash stock-based compensation expense of $765,906.

Importantly, our operating division continued to show remarkable growth throughout the year. The operating division experienced a 45 percent increase in unaudited revenues for the year ended December 31, 2025, as compared to the year ended December 31, 2024. This substantial growth was driven by a combination of sales of our single-use blood volume diagnostic kits for heart failure management and critical care use, as well as revenue from military contracts. The addition of new accounts during this period also contributed to this revenue growth.

Additionally, the operating division realized a loss of $268,598 for the entire year of operations due to judicious investment in research and development for the 2025 product launch, ramping commercial sales teams, and production facilities for our next-generation analyzers. This is significantly lower than the $1,614,545 realized loss from the same period of the prior year, demonstrating the substantial operational growth of the division over the last year in our drive to a break-even operating performance despite the significant investments required to hit key milestones in development.

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To further bolster our balance sheet and support this growth, subsequent to year-end, we successfully closed a $9 million registered direct offering in January 2026, priced at $11.75 per share. This capital injection significantly strengthens our working capital and provides the resources needed to further accelerate our commercialization efforts as we expand our market footprint, but our 2025 year-end numbers do not reflect this infusion of capital.

When we have held a diversified securities portfolio, it has been comprised primarily of electric utility company common and preferred stocks. In 2025 utility stock performance has moderated compared to the strong rebound seen in 2024. While the broader U.S. equity market continued to be influenced by large-cap growth and technology-oriented companies, including those tied to artificial intelligence and data center expansion, utilities generally underperformed the major market indices as investor focus shifted toward higher-growth sectors. Rising and volatile interest rates, ongoing regulatory and capital expenditure pressures, and a rotation away from defensive, income-oriented sectors weighed on utility share prices and total returns, contributing to short-term market performance for utility stocks that lagged the broader equity market in 2025.

A Milestone Year: FDA Clearance & Commercial Momentum Our most significant corporate highlight of the year was the receipt of FDA 510(k) clearance in August for our next-generation rapid, compact, portable Blood Volume Analyzer. This new system, developed under contract with the U.S. Department of Defense, changes the game for fluid management. It provides critical results three times faster than our BVA-100 system, weighs just seven pounds, and can be easily moved between settings—all while delivering the same highly accurate, laboratory-grade diagnostic precision.

The market has responded enthusiastically, we are utilizing our newly-raised capital to assemble next generation units for placement, while engaging in the expansion of our sales team. Our growth is being strongly propelled by our dual-solution strategy: offering both our on-site BVA analyzers for immediate assessment and our CLIA-certified ezBVA Lab Service with 24-hour turnaround for results. In late 2025, we announced accelerating market adoption with expansions into an Upper Midwest Integrated Health System, an Ohio Academic Medical Center, and a Southwest Cardiology Group Practice. Throughout the broader year, we also secured new adoptions across Kentucky, Arkansas, Philadelphia, and Florida. To celebrate our FDA clearance and expanding market presence, our team proudly rang the Nasdaq Closing Bell in August. We also actively engaged with the broader medical and investment communities, showcasing our technology at the MedAxiom Cardiovascular Transforum, the ISHLT Annual Meeting, and the H.C. Wainwright 27th Annual Global Investment Conference among others.

Unprecedented Clinical Validation The clinical validation supporting our BVA technology reached new heights in 2025, further proving that accurate, real-time blood volume measurement is essential for value-based care:

●	Critical Care & Sepsis: In September, a landmark pilot study co-authored by leading intensive care experts was published in the Journal of Critical Care. The study revealed pervasive misdiagnoses using traditional clinical assessments, noting that 48% of COVID-19 patients were clinically deemed hypervolemic when objective measures showed they were hypovolemic. The study highlighted the urgent need for reliable tools like BVA to prevent insufficient fluid administration or dangerous fluid overload in the ICU.

●	Heart Failure Survival: New research presented at ACC25 revealed that Daxor BVA-identified euvolemic heart failure patients experienced 2.61 times better survival—a crucial finding underscoring the life-saving potential of accurate blood volume management.

●	Prestigious Publications: A significant Duke University study on Blood Volume Analysis in Heart Failure was published in the American Heart Journal in May, further solidifying the scientific evidence backing our technology’s utility in managing complex cardiovascular conditions.

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Corporate Structure & Strategic Realignment On February 10, 2026, Daxor Corporation formally announced its intention to transition its primary regulatory reporting framework from the Investment Company Act of 1940 back to the Securities Exchange Act of 1934. We anticipate completing the necessary regulatory steps to fully effectuate this change no later than the end of the second quarter if not sooner.

During the month of December 2025, Daxor Corporation sold the remaining positions of the investment portfolio and currently does not hold positions in common or preferred stocks. Although the time and resources dedicated to the investment activities of Daxor Corporation have been very limited over the last few years, such time and resources are now 100% dedicated to the growth of what has been our primary business, the Blood Volume business.

This strategic transition to the Exchange Act is a profound financial validation of our focused growth strategy. It aligns our regulatory profile with our true identity as an innovative, high-growth medical diagnostic company. Furthermore, reporting under the Exchange Act will simplify our financial disclosures, provide investors with standardized GAAP metrics directly comparable to other publicly traded medical diagnostic companies, improve transparency, and garner deeper institutional interest and analyst coverage.

In summary, our mission is to advance patient care through precise blood volume management, solving one of the greatest challenges in healthcare. I thank you for your continued trust and investment in Daxor Corporation. We look forward to sharing further updates as we continue our mission.

Sincerely,

Michael Feldschuh

President and CEO

Daxor Corporation

Any shareholder who is interested in learning more about our medical instrumentation and biotechnology operations should visit our website at www.daxor.com or contact our investor relations representative Bret Shapiro of CORE IR at www.coreir.com for more detailed information. We periodically issue press releases regarding research reports and placements of the Daxor BVA system in hospitals.

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Item 1 – Schedule of Investments

Daxor Corporation

Schedule of Investments

December 31, 2025

Fair Value

Investment in Operating Division (Cost $41,494,302) - (United States) – 100.25% (1)	$46,000,000

Other Assets – 0.02%	$9,861

Total Assets – 100.27%	$46,009,861
Total Liabilities - (0.27%)	$(122,595)
Net Assets – 100.00%	$45,887,266

(1)	The Fair Value of the operating division was determined by using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Schedule of Investments – (Continued)

December 31, 2025

At December 31, 2025, the net unrealized appreciation on investment in operating division was composed of the following:

Net unrealized appreciation on investment in operating division	$4,505,698

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Summary of Liabilities

December 31, 2025

Accounts payable and accrued expenses – (0.02)%	(10,595)
Margin loans payable - (0.25)%	(112,000)

Total Liabilities - (0.27)%	$(122,595)

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Statement of Assets and Liabilities

December 31, 2025

Assets:
Investment in operating division, at fair value (cost of $41,494,302) $	46,000,000
Prepaid taxes and other assets	9,861
Total Assets	46,009,861

Liabilities:
Accounts payable and accrued expenses	112,000
Taxes payable	10,595

Total Liabilities	122,595
Commitments (Note 15)
Net Assets	$45,887,266

Net Asset Value, (10,000,000 shares authorized, 5,534,640 issued and 5,059,640 shares outstanding of $0.01 par value capital stock outstanding)	$9.07
Net Assets consist of:
Capital paid in	$15,584,978
Total distributable earnings	34,799,231
Treasury Stock	(4,496,943)
Net Assets	$45,887,266

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Statement of Operations

For the Year Ended December 31, 2025

Investment Income:
Dividend income (net of foreign withholding taxes of $989)	$13,598
Other income	13,090
Total Investment Income	26,688

Expenses:
Stock based compensation expense	765,906
Investment administrative charges	290,335
Professional fees	36,800
Transfer agent fees	24,348
Interest expense	15,963
Other taxes	16,292
Total Expenses	1,149,644

Net Investment (Loss)	(1,122,956)

Realized and Unrealized Gain (Loss) on Investments and Other items:
Net realized gain from investments in securities	745,334
Net change in unrealized (depreciation) on investments	(684,006)
Net change in unrealized appreciation in operating division	10,500,000
Realized (loss) in operating division	(268,598)

Net Realized and Unrealized Gain on Investments	10,292,730

Income tax expense	-

Net increase in Net Assets Resulting From Operations	$9,169,774

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Statement of Changes in Net Assets

	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase in Net Assets Resulting from Operations

Net investment (loss)	$(1,122,955)	$(1,559,934)
Net realized gain from investments in securities	745,334	1,359,163
Net change in unrealized (depreciation) appreciation on investments	(684,006)	(1,148,350)
Net change in unrealized (depreciation) appreciation in operating division	10,500,000	3,500,000
Realized (loss) on operating division	(268,598)	(1,614,545)
Net Increase in Net Assets Resulting From Operations	9,169,774	536,344

Capital Share Issuances:
Increase in net assets resulting from stock-based compensation	765,906	1,245,583
Proceeds from stock option exercises	159,285	-

Net Increase in Net Assets Resulting From Capital Share Issuances	925,191	1,245,583

Total Net Increase in Net Assets	10,094,790	1,781,917

Net Assets:

Beginning of Period	35,792,301	34,010,384

End of Period	$45,887,266	$35,792,301

The accompanying notes are an integral part of these financial statements.

9

Daxor Corporation

Statement of Cash Flows

Year Ended December 31, 2025

Cash flows from operating activities:
Net increase in net assets resulting from operations	$9,169,774
Adjustment to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain from investments in securities	(745,334)
Net change in unrealized depreciation on investments	684,006
Net change in appreciation in operating division	(10,500,000)
Advances to operating division	268,598
Realized (loss) in operating division	(268,598)
Proceeds from sales of securities	1,175,356
Stock based compensation expense	765,906
Changes in operating assets and liabilities:
Decrease in dividends receivable	9,698
Prepaid taxes and other assets	(5,970)
Increase in accrued expenses	17,500
Net cash used in operating activities	570,936

Cash flows from financing activities:
Proceeds from margin loan payable	691,833
Repayment of margin loan payable	(1,422,054)
Proceeds from exercise of Stock options	159,285

Net cash provided by financing activities	(570,936)

Net change in cash and restricted cash	$-
Cash and restricted cash at beginning of the period	-
Cash and restricted cash at end of the period	$-

Supplemental Disclosures of Cash Flow Information:

Cash paid during the year for:

Income Taxes (State income taxes)	$4,399

Interest on margin loan payable	$15,963

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Financial Highlights

The table below sets forth certain financial data for weighted average shares of stock outstanding for each year and for one share of capital stock outstanding throughout the years presented: “Net investment (loss) income,” “Net realized and unrealized gain (loss) from investments,” “Net loss and unrealized appreciation of operating division,” “stock based compensation expense,”. We used weighted average shares outstanding for these items because of the increase in outstanding shares in 2024 and the year ended December 31 2025, and we believe the use of weighted average shares outstanding best reflects the impact of the share increases on the calculation of these items. The total investment return does not reflect sales load.

	Year Ended December 31, 2025	Year Ended December 31, 2024
Net Asset Value Per Share, Beginning of Period	$7.25	$7.08

Income (loss) from operations:
Net investment (loss) income	(0.23)	(0.32)
Net realized and unrealized gain (loss) from investments, options and securities borrowed	0.01	0.04
Net loss and unrealized appreciation of operating division	2.05	0.39
Other (1)	(0.19)	(0.20)
Total income from Operations	1.64	(0.09)

Capital share issuances:
Increase in net assets from stock based compensation	0.15	0.26
Proceeds from stock option exercises	0.03	0.00
Increase in Net Asset Value Per Share	1.82	0.26

Net Asset Value Per Share, End of Period	$9.07	$7.25

Market Price Per Share of Common Stock, Beginning of Period	$7.69	$9.60
Market Price Per Share of Common Stock, End of Period	$14.75	$7.69
Change in Price Per Share of Common Stock	$7.06	$(1.91)

Total Investment Return	91.81%	(19.90)%

Weighted Average Shares Outstanding	4,985,286	4,842,476

Ratios/Supplemental Data

Net assets, End of Period (in 000’s)	$45,887	$35,792

Ratio of total expenses to average net assets	3.16%	5.07%

Ratio of net investment (loss) income after income taxes to average net assets	(3.08)%	(4.71)%

Portfolio turnover rate	0.00%	0.070%

(1)	Primarily due to the increase in Daxor shares outstanding for the year ended December 31, 2025 and the year ended December 31, 2024.

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Financial Highlights (continued)

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021

Net Asset Value Per Share, Beginning of Year	$6.75	$5.24	$3.89

Income (loss) from operations:
Net investment (loss) income	(0.19)	(0.24)	(0.20)
Net realized and unrealized gain from investments, options and securities borrowed	(0.06)	(0.02)	0.21
Net loss and unrealized appreciation (depreciation) of operating division	0.31	1.53	1.11
Other	0.08	(0.40)	0.00
Total income (loss) from Investment Operations	0.14	0.87	1.17
Capital share issuances:

Increase in net assets from stock based compensation	0.15	0.19	0.18
Increase from sale of treasury stock and exercise of stock options	0.89	0.45
(Decrease) from cost relief sale of treasury stock sold	(0.85)	-	-

Increase/(Decrease) in Net Asset Value Per Share	0.33	1.51	1.35

Net Asset Value Per Share, End of Year	$7.08	$6.75	$5.24

Market Price Per Share of Common Stock, Beginning of Year	$9.16	$11.29	$12.50
Market Price Per Share of Common Stock, End of Year	9.60	9.16	11.29
Change in Price Per Share of Common Stock	$0.44	$(2.13)	$(1.21)

Total Investment Return	4.80%	(18.87)%	(9.68)%

Weighted Average Shares Outstanding	4,631,255	4,083,847	4,036,660

Ratios/Supplemental Data

Net assets, End of Year (in 000’s)	$34,010	$28,969	$21,153
Ratio of total expenses to average net assets	3.32%	5.86%	7.29%
Ratio of net investment (loss) income after income taxes to average net assets	(2.80)%	(4.73)%	(5.44)%
Portfolio turnover rate	46.07%	0.00%	0.00%

The accompanying notes are an integral part of these financial statements.

12

Daxor Corporation

Notes to Financial Statements

December 31, 2025

1. Organization and Investment Objective

Daxor Corporation (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The Company qualifies as a “controlled company” under Nasdaq rules, as the estate of Joseph Feldschuh, M.D. controls more than 50% of the Company’s voting power, as evidenced by the Company’s ownership records. The estate owns 53.1% of the outstanding shares. As a result, the estate has the ability to control the outcome on any matter requiring the approval of shareholders of the Company.

The Company’s investment goals, objectives and principal strategies are as follows:

A.	The Company’s investment goals and objectives are capital preservation, maintaining returns on capital with a high degree of safety and generating income from dividends and option sales to help offset operating losses from the Company’s operating division.

B.	In order to achieve these goals, the Company maintains a diversified securities portfolio comprised primarily of electric utility company common and preferred stocks. The Company also sells covered calls on portions of its portfolio and also sells puts on stocks it is willing to own. It also sells uncovered calls and may have net short positions in common stock up to 15% of the value of the portfolio. The net short position is the total fair market value of the Company’s short positions reduced by the amount due to the Company from the broker. If the amount due from the broker is more than the fair market value of the short positions, the Company will have a net receivable from the broker. The Company’s investment policy is to maintain a minimum of 80% of its portfolio in equity securities of utility companies. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when Company management deems it to be necessary. Investments in utilities are primarily in electric companies. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio.

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates

The Company is unique in nature, as it reports as a closed-end investment company but its focus and operations are as a medical device manufacturing, company. For measurement of its investments in securities, the Company follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), including, but not limited to, ASC 946, as stated above. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

Valuation of Investments

The Company carried its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The Company did not hold any Level 1 assets at December 31, 2025. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access. The Company did not hold any Level 1 Assets at December 31, 2025.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. The Company did not hold any Level 2 Assets at December 31, 2025.

Level 3 - Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available; representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available (ASC Topic 820).

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Daxor Corporation

Notes to Financial Statements

December 31, 2025

2. Significant Accounting Policies - (continued)

Valuations of Investments (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in securities, securities borrowed and put and call options that are freely traded and are listed on a national securities exchange are valued at the last reported sales price on the last business day of the year; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

The Company establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and verifiable. The Company’s Audit Committee oversees the valuation process of the Company’s Level 3 investments. The Audit Committee is comprised of members of the Company’s Board of Directors and is responsible for the valuation processes and procedures and evaluating the overall fairness and consistent application of the valuation policies. For this valuation process, the Audit Committee meets semi-annually or as needed, and, in conjunction with reports from an independent valuation company, determines the valuations of the Company’s Level 3 investments. Valuations determined by the Audit Committee are required to be supported by the independent valuation company whose reports may include information such as market data, third-party pricing sources, industry accepted pricing models, counterparty prices, or other appropriate methods. On an annual basis, the Company engages the services of an independent valuation company to perform an independent review of the valuation of the Company’s operating division on a standalone basis, and may adjust its valuation based on the recommendations from the valuation firm.

The Company is not a party to any advisory services agreements and as such has no related liabilities.

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Daxor Corporation

Notes to Financial Statements

December 31, 2025

2. Significant Accounting Policies - (continued)

Valuation of Derivative Instruments

The Company accounted for derivative instruments under FASB ASC 815, “Derivatives and Hedging,” which establishes accounting and reporting standards requiring that derivative instruments be recorded in the Statement of Assets and Liabilities at fair value. The changes in the fair values of derivatives are included in the Statements of Operations as a component of net realized and unrealized loss from investments. The Company did hold any derivative investments at December 31, 2025.

Investment Transactions and Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income and expense are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Expenses are recorded on an accrual basis. Realized gains and loses are net of transaction fees.

Investments in Operating Division Transactions

Investment in operating division transactions are accounted for using the accrual method of accounting. The net change in unrealized appreciation (depreciation) in the operating division is based on the results of the valuation of the operating division, performed annually under the guidance of Topic 820, Fair Value Measurement, compared to the underlying cost of the investment in the operating division. The cost of the operating division is based on the original cost of the purchase of the assets of the operating division and subsequent capital infusions into the investment in the operating division.

Distributions

Net investment income and net realized gains are accumulated within the Company and used to pay expenses, to make additional investments or held in cash as a reserve and at the discretion of the Company, to pay dividends to shareholders, if declared.

Revenue Recognition

ACS Topic 606, Revenue from Contracts with Customers, requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance requires an entity to follow a five-step model to (a) identify the contract(s) with a customer, (b) identify the performance obligations in the contract, (c) determine the transaction price, (d) allocate the transaction price to the performance obligations in the contract, and (e) recognize revenue when the entity satisfies a performance obligation.

Income Taxes

The Company accounts for income taxes under the provisions of FASB ASC 740, “Income Taxes.” This pronouncement requires recognition of deferred tax assets and liabilities for the estimated future tax consequences of events attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of changes in tax rates is recognized in the Statement of Operations in the period in which the enactment rate changes. Deferred tax assets and liabilities are reduced through the establishment of a valuation allowance at such time as, based on available evidence, it is more likely than not that the deferred tax assets will not be realized.

The Company accounts for uncertainties in income taxes under the provisions of FASB ASC 740-10-05, “Accounting for Uncertainties in Income Taxes”. The ASC clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The ASC prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The ASC provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

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Daxor Corporation

Notes to Financial Statements

December 31, 2025

2. Significant Accounting Policies - (continued)

Treasury Stock

Treasury stock is recorded under the cost method and shown as a reduction of net assets.

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks

The following tables summarize the inputs used as of December 31, 2025 for the Company’s assets and liabilities measured at fair value on a recurring basis at December 31, 2025, categorized by the above mentioned fair value hierarchy and also by denomination. As noted above, the valuation of the Company’s operating division on a standalone basis is determined on a yearly basis.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$-	$-	$-	$-
Preferred Stocks	-	-	-	-
Operating division	-	-	46,000,000	46,000,000
Total	$-	$-	$46,000,000	$46,000,000

The Company may purchases equity securities in the form of common and preferred stocks, primarily in the utility sector and these comprise the investment securities held by the Company. The common and preferred stocks were recorded at fair value at the unadjusted closing quoted price on active securities markets. The Company did not hold any equity securities at December 31, 2025.

Purchased call and put options: If the Company were to purchase an option, an amount equal to the premium paid by the Company is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Company realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid. The Company did not hold an put or call options at December 31, 2025.

Written call and put options: If the Company were to write (sells) an option, an amount equal to the premium received by the Company is recorded as an obligation on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the written option. If the written option expires, the Company realizes a gain equal to the amount of premium received. When an instrument is purchased or sold through the exercise of an option, the related premium received is adjusted to the basis of the instrument acquired or the instrument sold. The risk associated with writing options is based on the difference between the strike price of the option and current market price of the underlying security less premium received. See Note 7 for further discussion of Investment and Market Risk Factors and risks of written call and put options, if necessary. The Company did not invest in option instruments during the year ended December 31, 2025.

Securities sold short: The Company may sell securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the Company records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. The Company records a realized gain or loss when a short position is closed out. By entering into short sales, the Company bears the market risk of increases in the value of the security sold short in excess of the proceeds received. Possible losses from short sales differ from losses that could be incurred from purchases of securities because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. See Note 1 regarding the Company’s investment goals and its use of covered positions and Note 7 for further discussion of Investment and Market Risk Factors. The Company did not hold securities sold short at December 31, 2025.

During the year ended December 31, 2025, the Company realized proceeds of $1,175,356 from the sale of investment securities, with the proceeds being used to fund the Company’s operating division.

All transfers are recognized by the Company at the end of each reporting period. Transfers between Levels 2 and 3 (if any) generally relate to whether significant unobservable inputs are used for the fair value measurements. See Note 2 – Significant Accounting Policies for additional information related to the fair value hierarchy and valuation techniques and inputs. During the year ended December 31, 2025 there were no transfers between Levels.

16

Daxor Corporation

Notes to Financial Statements

December 31, 2025

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks (continued)

The following table is a reconciliation of the beginning and ending balances for the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the year ended December 31, 2025:

Balance at
December 31, 2025
Balance, December 31, 2024	$35,500,000
Net change in appreciation in operating division	10.500,000
Advances operating division	(268,598)
Realized (loss) on operating division	268,598
Balance, December 31, 2025	$46,000,000

The Company’s Level 3 asset consists of the operating division at fair value and requires significant judgment due to the absence of quoted market prices, inherent lack of liquidity, heavy reliance on Level 3 inputs, and the long-term nature of such investments. The medical operating division is not a subsidiary or a separate legal entity, and forms part of Daxor. Since the Company’s operating division has not generated significant revenue and has incurred substantial operating losses. Due to these substantial losses, the operating division has been dependent on funding from the sale of, or earnings on, the Company’s investment securities, or proceeds from our margin facility to sustain operations. The primary assets of the operating division are primarily located in Oak Ridge, Tennessee and were initially valued at transaction value for identified assets (property and equipment, land, buildings and laboratory equipment), less accumulated depreciation adjusted for advances to the operating division, business operations and activity and realized losses. Based on Company initiatives started in 2016 and through 2025, related to potential partnerships, joint ventures, product development, marketing and other operations of the operating division, the Company hired an independent valuation company to perform a valuation of the operating division on a standalone basis. The Company updated the initial 2016 valuation and subsequent valuations at December 31, 2017 through December 31, 2025, using the blended Income and Market Approaches as defined in Statement of Financial Accounting Standards (“SFAS”) SFAS 157 (ASC Topic 820). Based on the valuation approaches, we determined a valuation of $46,000,000 at December 31, 2025 remains valid. In determining the Income Approach value range, the Gordon Growth Model valuation technique was used with a discount rate of 20.0% and long-term growth rate of 3.0%. Significant increases (decreases) in these unobservable inputs in isolation could result in significant changes in fair value measurements. The Income Approach was weighted 35% split between the Gordon Growth model at 15% weight and the Exit Multiple at 15% weight, given the current financial performance and expectations as to longer-term revenue growth and profitability, and a Market Approach method split between Arm’s Length evidence at 35% and public trades weight at 35% for a total weight of 70% for the Market Approach. In 2023, the Company effected an Arm’s Length transactions in which it sold shares and raised $4.5 million, for the Company. Management has reviewed and assessed this valuation and concluded the valuation is reasonable. In January 2026, the Company sold 765,958 shares of the Company’s stock at $11.75 per share resulting in market valuation of approximately $68 million. See Note 17 – Subsequent Events for more information.

Asset	Fair Value December 31, 2025	Valuation Approach	Valuation Techniques	Unobservable Inputs	Range of Inputs (Weighted Average)

Operating
Division	$46,000,000	Income	Discounted	Discount Rate	20%
		Approach	Cash	Long Term	3%
			Flow	Growth Rate
			(Gordon Growth)	Forecasted EBITDA	(101%)- 3.1%

		Income	Discounted	Discount Rate	20%
		Approach	Cash	Long Term	3%
			Flow	Growth Rate
			(Exit Multiple)	Exit Multiple	3.25%
				Forecasted EBITDA	(101%)- 3.1%

		Market	Arm’s Length	N/A	N/A
		Approach	Evidence

4. Derivative Instruments

The Company may write call and put options in order to generate additional investment income as part of its investment strategy.

For the year ended December 31, 2025, the Company did not trade in derivatives.

17

Daxor Corporation

Notes to Financial Statements

December 31, 2025

5. Income Taxes (Benefit)

The net income tax expense (benefit) for the year ended December 31, 2025 is comprised of the following:

Current Income Tax Expense (Benefit):
Federal	$-
State and local	-
Total current income tax expense (benefit)	-
Deferred Tax Expense:
Federal	$-
State and local	-
Total deferred tax expense	-
Net income tax (benefit)	$-

The Company has a net operating loss carryforward of approximately $31,794,174 at December 31, 2025. Approximately $16,744,764 of these losses relates to years prior to 2018 and will begin to expire in 2033. Approximately $15,049,410 of these losses relates to the years 2018 through 2024, and will not expire, but are subject to limitations on usage.

The following table sets forth the net operating loss carryforwards by state and local jurisdiction at December 31, 2025:

	Amount	Expiration Date
New York State	$1,694,559	2035 to Indefinite
New York City	$870,303	Indefinite
California	$2,469,411	2039 to Indefinite
Tennessee	$8,493,773	Expires 2027-2037
South Carolina	$10,512,470	Expires 2026-2037

At December 31, 2025, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. The Company does not expect that its unrecognized tax benefits will materially increase within the next twelve months. The Company recognizes interest and penalties related to uncertain tax positions in investment administrative expenses. As of December 31, 2025, the Company has not recorded any provisions for accrued interest and penalties related to uncertain tax positions.

18

Daxor Corporation

Notes to Financial Statements

December 31, 2025

5. Income Taxes (Benefit) - (continued)

In certain cases, the Company’s uncertain tax positions are related to tax years that remain subject to examination by the relevant tax authorities. The Company files federal, state and local income tax returns in jurisdictions with varying statutes of limitations. The 2020 through 2022 tax years generally remain subject to examination by federal, state and local tax authorities.

Under Internal Revenue Code Section 542, a company is defined as a Personal Holding Company (“PHC”) if it meets both an ownership test and an income test. The ownership test is met if a company has five or fewer shareholders that own more than 50% of the company, which is applicable to Daxor. The income test is met if PHC income items such as dividends, interest and rents exceed 60% of adjusted ordinary gross income. Adjusted ordinary income is defined as all items of income except capital gains. For the year ended December 31, 2025, more than 60% of Daxor’s adjusted gross income came from items defined as PHC income.

Determining the PHC tax liability requires computing Daxor’s “undistributed PHC income” and taxing such PHC income at the statutory rate of 20%. Undistributed PHC income is current year taxable income of the Company, exclusive of the net operating loss carry forward deduction that is allowed for regular tax purposes. The Company incurred no liability for PHC for the year ended December 31, 2025 due to the net operating losses applied to realized gains incurred during the year.

Computed expected provision at statutory rates	21.0%
State taxes	2.8%
Non-deductible/non-taxable and other items	(24.9)%
Dividend received deduction and other items	1.1%

Effective income tax (benefit) rate	0.0%

The Company is not a party to any advisory services agreements and as such has no related liabilities.

19

Daxor Corporation

Notes to Financial Statements

December 31, 2025

6. Deferred Income Taxes

Deferred income taxes result from differences in the recognition of gains and losses on marketable securities, stock options, as well as from carryforwards of the Company’s net operating losses of approximately $31,794,174 at December 31, 2025, and tax credits of approximately $577,101 in research tax credits for tax purposes. At December 31, 2025 the aggregate cost of investments for federal income tax purposes was $3,118,857.

The significant components of deferred tax assets and liabilities are reflected in the following table:

Unrealized losses on investments in securities	$
Unrealized loss on investment in operating division		(9,841,728)
Net operating loss carryforward		7,848,529
Business tax credits carried forward		577,101
Others		(22,734)
Deferred Income Tax Available for use		1,438,832
Valuation allowance		(1,438,832)
Net Deferred Tax Asset		$-

Realization of deferred tax assets is dependent on future earnings. Due to the uncertainty of the realization of its net deferred tax assets, the Company has provided a valuation allowance. In assessing the potential to realize the deferred tax asset, management considers whether it is more likely than not that some or perhaps all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which these temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making their assessment. The Company recorded a valuation allowance of $1,438,832 at December 31, 2025. The valuation allowance decreased $969,964 from December 31, 2024. If the Company becomes profitable before the expiration of the loss carryforwards, it would have the ability to utilize them in order to offset any taxable income.

7. Investment and Market Risk Factors

The Company may enter into investments in securities, call and put options and securities borrowed and/or financial instruments that may have off-balance sheet risks, where the potential loss due to changes in the market (market risk), failure of counterparty to perform on the transaction risk (credit risk) and other risk elements, such as interest rate risk, exceeds the value and/or obligations of such financial instruments. It is the Company’s general policy to mitigate such risks by transacting with established counterparties. The Company transacts with and custodies investment assets at UBS Financial Services, Inc. (the “Broker”). In December 2025 the Company disposed of all investments in securities.

20

Daxor Corporation

Notes to Financial Statements

December 31, 2025

7. Investment and Market Risk Factors - (continued)

The Company is subject to certain inherent risks arising from its investing activities of selling securities short and writing put and call options. Selling securities short creates an obligation to purchase the securities at an unknown future date, subject to the Company’s discretion, at the then prevailing future market prices. Securities borrowed create the risk that the ultimate obligation may exceed the liability reflected in these financial statements.

The Company collects premiums and the opportunity to create option premium income when writing put and call options if the options expire out-of-the-money. Writing put and call options gives the option buyer the right to exercise the option against the option writer. Writing put options obligates the writer to purchase the stock at the strike price if the stock’s current market price is below the strike price prior to expiration of the put option. The potential loss in writing a put option is the strike price less the premium collected if the stock price falls to zero. Writing call options obligates the writer to sell the stock at the strike price if the stock’s current market price is greater than the strike price prior to expiration of the call option. The potential loss in writing a naked call option is unlimited as the rise of a stock price is unlimited. The potential loss in writing a covered call is limited to the strike price less the cost of the underlying security the Company holds in the portfolio. The Company endeavors to write covered calls but may also write naked calls.

Cash receivable from the Broker (if any) and margin loans payable reflect accounts with the Broker. Margin loan payable represents obligations to the Broker for leveraging investments in securities. Investments in securities are collateral for the margin loan payable. The Company does not have the right of setoff nor netting agreements between brokers. The Company did not have any receivable from the broker of margin loans payable at December 31, 2025.

The Company’s investments may be subject to changes in interest rates as they may affect equity and option markets. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

The Company was subject to volatility risk which refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk. The Company was not subject to volatility risk at December 31, 2025.

Legal, tax and regulatory changes continue to occur in the United States and globally; additionally, regulatory environments, as a whole, continue to evolve and change. The effect of any future legal, tax and/or regulatory changes are unknown and could be substantial and adverse.

8. Portfolio Administrative Expenses

The Company reported $128,600 of portfolio administrative expenses, which are included in investment administrative charges on the Statement of Operations for the year ended December 31, 2025. These charges represent a portion of the payroll and related expenses of two (2) employees for services performed for the Company.

21

Daxor Corporation

Notes to Financial Statements

December 31, 2025

9. Margin Loan

The Company has total margin loan payable at December 31, 2025 of $0. This margin loan facility, when utilized, was secured by the Company’s investments in marketable securities. The interest expense on the margin loans for the year ended December 31, 2025 was $15,963. The ability of the Company to incur margin debt at any given time is based on the current amount outstanding and the market value of the portfolio of marketable securities. There are no set repayment terms for the Company’s margin loan.

The following table summarizes the margin loan activity for the period ended December 31, 2025:

Balance at 12/31/25	Interest rate at 12/31/25	Maximum amount outstanding during Year 2025	Average amount outstanding during the Year 2025	Weighted average interest rate during the six month period
$-	0.0%	$800,248	$296,575	5.514%

At December 31, 2025, the CEO of the Company, Michael Feldschuh loaned to the operating division of the Company $1,167,433 which includes interest at a rate of the Secured Overnight Financing Rate (“SOFR”) plus 100 basis points as reported by the Wall Street Journal. The loan is included in the Investment in the operating division at fair value. See Note XX – Subsequent Events for more on this loan.

10. Capital Stock

At December 31, 2025, there were 10,000,000 shares of $0.01 par value capital stock authorized. The paid-in capital of $15,584,978 at December 31, 2025 consists of the following amounts:

Additional Paid-in Capital in excess of par value of common stock	$15,529,632
Common Stock	55,346
Total Paid-in Capital	$15,584,978

11. Treasury Stock

The Company’s Board of Directors from time to time has authorized the repurchase of shares of the Company’s common stock in the open market usually as funds are available and if the stock is trading at a price which management feels is undervalued. The Company did not repurchase any shares of the Company during the ended December 31, 2025.

Treasury stock at December 31, 2025:

Treasury Stock at repurchase price	$4,496,943
Treasury Stock shares	475,000

12. Dividends

In 2008, management instituted a policy of paying dividends when funds are available. The Company did not declare a dividend for the year ended December 31, 2025.

22

Daxor Corporation

Notes to Financial Statements

December 31, 2025

13. Stock Options

In June 2019, the Board of Directors of the Company approved the Daxor Corporation 2020 Incentive Compensation Plan (the “2020 Plan”). In April 2020, the Company received exemptive relief from the Securities & Exchange Commission (“SEC”) and the 2020 Plan was given approval to become operational effective in April, 2020. The 2020 Plan was approved by shareholders of the Company on June 25, 2020. In addition to Stock Options, awards under the 2020 Plan can consist of Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Cash Awards and Bonus Stock (collectively, “Stock Awards”). The 2020 Plan is an effort to provide incentive to employees, officers, agents, consultants, and independent contractors through proprietary interest. The Board of Directors acts as the Plan Administrator, and may issue these Stock Awards at its discretion.

The 2020 Plan replaced the 2004 Stock Option Plan.

The maximum number of shares that may be issued under the 2020 Plan is 250,000 or 5% of the Company’s outstanding shares, whichever is greater. The Company has obtained approval from shareholders to increase the number of shares available for issuance from 250,000 shares to 400,000 shares (or such lesser amount as may be determined by the Company), subject to the SEC granting an exemptive order to permit the operation of the 2020 Plan as amended, and the SEC may not elect to grant such order. Under the provisions of the 2020 Plan, the exercise price of any stock options issued is a minimum of 100% of the closing market price of the Company’s stock on the grant date of the option. Previously, the Company issued options to various employees under the previous 2004 Stock Option Plan and the Stock Option Plan that was also administered by the Board of Directors. All issuances have varying vesting and expiration timelines. As of December 31, 2025, the 2020 Plan had 227,497 options outstanding and 181,846 were exercisable. The Company has not granted options under the 2004 Stock Option Plan since August 2018. The 2004 Stock Option Plan ceased operation upon approval of the 2020 Plan. All outstanding options have expired as of December 31, 2025.

At December 31, 2025, there was $421,009 of unvested stock-based compensation expense to recognize. The Company recognized $765,906 of stock-based compensation expense, which is included in investment administrative charges in the Statement of Operations for the year ended December 31, 2025. There was aggregate intrinsic value at December 31, 2025 of $1,107,868 as the closing price of the Company’s stock was higher than the average exercise price of the underlying options. The intrinsic value is calculated based on the difference between the closing market price of the Company’s common stock and the exercise price of the underlying options.

To calculate the option-based compensation, the Company used the Black-Scholes option-pricing model. The Company’s determination of fair value of option-based awards on the date of grant using the Black-Scholes model is affected by the Company’s stock price as well as assumptions regarding a number of subjective variables. These variables include, but are not limited to, the Company’s expected stock price volatility over the term of the awards, risk-free interest rate, and the expected life of the options. The risk-free interest rate is based on a treasury instrument whose term is consistent with the expected life of the stock options. The expected volatility, holding period of options are based on historical experience.

For the year ended December 31, 2025, 24,508 stock options were granted to employees, Directors and outside consultants from the 2020 Plan with a weighted average exercise price of $9.36. The stock options granted during the year ended December 31, 2025 from the 2020 Plan are still outstanding and 181,846 stock options have vested as of December 31, 2025.

The fair values of stock options granted in the year ended December 31, 2025 were estimated using the Black-Scholes option-pricing model with the following assumptions for the year ended December 31, 2025.

Year Ended December 31, 2025
Risk free rate	3.85%
Expected life (in years)	1.55
Expected volatility	54.13%
Dividend yield	0.00%

Weighted Average grant date fair value per share	$9.33

23

Daxor Corporation

Notes to Financial Statements

December 31, 2025

13. Stock Options - (continued)

The details of option activity for the 2020 Plan for the year ended December 31, 2025 are as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding and Exercisable, January 1, 2025	279,665	$10.81
Granted	24,508	$9.36
Exercised	17,024	$9.12
Canceled	(931)	$(8.96)
Expired	(58,721)	$(14.36)
Outstanding at December 31, 2025	227,497	$9.88

The following tables summarize information concerning currently outstanding and exercisable options at December 31, 2025:

Range of Exercise Prices	Number Outstanding at December 31, 2025	Weighted Average Remaining Contractual Life at December 31, 2025	Weighted Average Exercise Price at December 31, 2025
$7.38 - $14.75	227,497	2.279 years	$9.88

Range of Exercise Prices -Vested	Number Exercisable at December 31, 2025 -Vested	Weighted Average Exercise Price at December 31, 2025 -Vested
$7.38 - $14.95	181,846	$10.01

The details of employee option activity for the 2004 Stock Option Plan for the year ended December 31, 2025 is as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding and Exercisable, January 1, 2025	83		$9.46
Granted	-		-
Exercised	-		$-
Expired	(83)		$(9.46)
Canceled	-	$
Outstanding at December 31, 2025	-		$-

24

Daxor Corporation

Notes to Financial Statements

December 31, 2025

13. Stock Options - (continued)

The following table summarizes information about restricted stock and stock awards transactions:

	Year Ended December 31, 2025	Weighted Average Grant Date Fair Value

Unvested at the beginning of the period	6,483	$8.53
Awards granted	60,203	$10.62
Vested	(39,830)	$(11.42)
Expired	(11,262)	(8.88)
Unvested at the end of period	15,594	$8.98

14. Commitments

There are no commitments for the Company as of this date.

15. Registration Statement

The Company has filed a Form N-2/A Registration Statement under the Securities Act of 1933, which permits the Company to raise additional equity capital by issuing additional shares of common stock from time to time in varying amounts and by different offering methods, at prices and on terms to be determined by market conditions at the time of offering. During any 12-month period, the aggregate market value of securities the Company may offer may not exceed one third of the aggregate market value of voting and non-voting common equity held by persons who are not affiliates of the Company. The Registration Statement was filed on December 29, 2025 and became effective January 20, 2026.

16. Capital Share Transaction

The Statement of Changes in Net Assets discloses the value of shares issued as stock-based compensation, the dollar amounts received for shares sold, and the increase in net assets from the issuance of stock for the past two years, and such information is incorporated herein by reference. The table below shows the number of shares issued as stock-based compensation, and the number of shares sold for the past two years. No shares were issued to shareholders in reinvestment of dividends, and no shares were redeemed during the past two years.

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024
Shares issued stock-based compensation	60,203	127,515
Shares sold	-	-
Shares reinvested from distributions	-	-
Shares redeemed	-	-
Net increase	60,203	127,515

25

Daxor Corporation

Notes to Financial Statements

December 31, 2025

17. Subsequent Events

On January 23, 2026, the Company entered into a definitive securities purchase agreement with certain investors pursuant to which we issued and sold an aggregate of 765,958 registered shares of our common stock at $11.75 per share, through a registered direct offering, for net proceeds, after placement agent fees and expenses, of approximately $8,142,006. The closing took place on January 26, 2026. The shares of common stock offered by us in this transaction were registered under our shelf registration statement (File No. 333-281622) on Form N-2, which was declared effective by the Securities and Exchange Commission on January 20, 2026.

Lake Street Capital Markets, LLC (“Lake Street”) acted as placement agent for the offering. On January 23, 2026, we executed a placement agency agreement with Lake Street.

On January 27,2026, the Company repaid the loan CEO Michael Feldschuh in the amount of $1,169,913 consisting of principal and interest.

While Daxor Corporation is registered as a closed-end investment company, it has always conducted its business as an operating company and has never been in, or held itself out to be in, the business of investing, reinvesting, owning, holding or trading in securities.

On February 9, 2026, the Company filed an application pursuant to Section 8(f) of the Investment Company Act of 1940 seeking an order declaring that Daxor has ceased to be a registered investment company. Investors in registered investment companies benefit from legal protections imposed for their benefit under the Investment Company Act, and those legal protections will no longer apply if we receive the requested order.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Daxor Corporation

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Daxor Corporation (the “Company”), including the schedule of investments, as of December 31, 2025, and the related statements of operations, changes in net assets, cash flows, and financial highlights for the year ended December 31, 2025, and the related notes to the financial statements (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025, and the results of its operations, changes in net assets, cash flows and financial highlights for the year ended December 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Bush & Associates, CPA LLP

Las Vegas, Nevada
March 2, 2026

We have served as the Company’s auditor since 2024.

27

Daxor Corporation

Supplemental Data

General

Investment Products Offered

●	Are not FDIC Insured
●	May Lose Value
●	Are Not Bank Guaranteed

The investment return and principal value of an investment in Daxor Corporation will fluctuate in part as the prices of the individual securities in which it invests fluctuate, so that your shares, when sold, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of Daxor and Daxor’s operating business carefully before investing. For a free copy of the Company’s definitive prospectus (when available), which contains this and other information, call the Company at 212- 330-8500.

This shareholder report must be preceded or accompanied by the Company’s prospectus for individuals who are not current shareholders of the Company.

Voting Proxies on Portfolio Securities

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and the Company’s proxy voting record for the 12-month period ended June 30, 2025 are available (i) without charge, upon request, by calling 1-212-330-8500 and (ii) on the Securities and Exchange Commission’s website: www.sec.gov.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all investment companies file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-PORT. The Company’s Form N-PORT for March 31, 2025, and September 30, 2025 reporting portfolio securities held by the Company, are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

Shareholder Vote

The Company’s Annual Meeting was held June 24, 2025. At the Annual Meeting, the following directors were elected for terms expiring at the annual meeting of shareholders to be held in 2026 by the votes indicated:

	For	Withheld
Henry D. Cremisi, MD	3,493,651	1,899
Edward Feuer	3,493,138	2,412
Joy Goudie, Esq.	3,493,551	1,999
Michael Feldschuh	3,478,230	17,320
Jonathan Feldschuh	3,473,576	21,974
Caleb DesRosiers, Esq.	3,493,551	1,999

The following reflects the voting results for matters other than the election of directors brought for vote at the Annual Meeting:

	For	Against	Abstain
Ratification of Bush & Associates, CPA as Daxor Corporation’s independent registered public accounting firm.	3,494,574	100	876

28

Rule 8b-16 Disclosure

Rule 8b-16 under the Investment Company Act of 1940, as amended, requires that we disclose certain information to stockholders in our annual report. That disclosure is included in this report as provided below:

Dividend Reinvestment Plan

Daxor does not maintain a dividend reinvestment plan.

Information Investment Objectives and Policies

We have historically been registered as a closed-end investment company, and we have applied for an order declaring that we have ceased to be an investment company.

In December 2025, Daxor sold the remaining positions it held in the portfolio. The sole focus of Daxor going forward is the radiopharmaceutical blood volume business. Daxor will not be investing in securities to hold for investment return purposes. In the future Daxor may invest excess cash in short-term government securities.

Prior to December 31, 2025, our investment portfolio was concentrated in the electric utility industry and our investment policy called for a minimum of 80% of the company’s investment portfolio to consist of electric utility stocks (with Board authority to temporarily lower this minimum to 70%). We also employed option-writing and short-sale strategies on a limited basis.

Investors in registered investment companies benefit from legal protections imposed for their benefit under the Investment Company Act, including limitations on leverage, affiliate transactions, and certain capital structure and governance provisions. Those legal protections will no longer apply if we receive the requested order and cease to be registered as an investment company. Following any such order, we will continue to be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, as an operating company, but our regulatory framework will change and could affect, among other things, our capital-raising flexibility, our use of leverage, and the nature and timing of our public disclosures.

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Operating Company Risks

Our business is at an early stage of commercial development and we may struggle to generate significant commercial uptake in our products with our current resources.

Our business is at an early stage of commercial development. We have a base of installed devices or tests run at up to approximately 75 hospitals and clinics and approximately 75,000 kits have been sold to clinicians. These sites are covered by a sales, marketing, technical, and clinical support team composed of employees and consultants. Investment in expanding these resources will be required to reach larger target customers at hospitals and clinics across the country.

In addition, significant research and clinical studies on the potential benefits of blood volume analysis to adoption. There is no guarantee that these studies will be successful or completed in a timely or cost-effective manner allowing the company to benefit commercially from their completion.

We will need additional capital to conduct our operations and develop our products, and our ability to obtain the necessary funding is uncertain.

We have used a significant amount of cash and retained earnings since inception to finance the continued development and testing of our new generation BVA system, which was FDA cleared in 2025, and we expect to need additional capital resources in order to further commercialize the product as well as develop related products.

We may not be successful in maintaining operating cash flow, and the timing of our capital expenditures and other expenditures may impede our commercialization efforts if not sufficient. If financing is not sufficient and additional financing is not available or available only on terms that are detrimental to our long-term survival, it could have a material adverse effect on our ability to successfully commercialize our technology.

Additional financing through strategic collaborations, public or private equity or debt financings or other financing sources may not be available on acceptable terms for our operating company, or at all. Additional equity financing could result in dilution to our shareholders. Further, if we obtain additional funds through arrangements with collaborative partners, these arrangements may require us to relinquish rights to some of our technologies, product or products that we would otherwise seek to develop and commercialize on our own.

If sufficient capital is not available, we may be required to delay, reduce the scope of or eliminate one or more of our research or product development initiatives, any of which could have an adverse effect on our financial condition or business prospects.

Our financial reporting reflects our status as a closed-end investment fund with an operating medical device and radiopharamcy division whose financial performance is not broken out in detail and reported on a regular basis as is the case with traditional operating companies. As a result, shareholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Shareholders seek detailed financial information in their investments and our reporting structure conforms to that of an investment fund. Investors may become dissatisfied with the level of reporting detail that our current fund structure maintains and require greater transparency in the future or lose confidence in the management resulting in a negative impact on the stock price. The company has filed for a change of reporting structure to a traditional operating company with the SEC as revenues from the operating division increase whether that will be achievable and at what date remains unknown at this point in time. See Note 17 - Subsequent Events for more information.

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If our efforts to protect our intellectual property related to our technologies are not adequate, we may not be able to compete effectively in our market and our business would be harmed.

We rely upon a combination of patents, trade secret protection and confidentiality agreements to protect the intellectual property related to our technologies. Any disclosure to or misappropriation by third parties of our trade secrets or other confidential information could assist competitors in duplicating or surpassing our technological achievements, thus eroding the competitive advantage we may derive from these patents or know-how.

The strength of patents in the medical diagnostic field involves complex legal and scientific questions and can be uncertain. The patent applications we own may fail to result in issued patents in the United States or in foreign countries and existing patents on parts of our technology have entered the public domain. Third parties may challenge the validity, enforceability or scope of any issued patents we own or license or any applications that may issue as patents in the future, which may result in those patents being narrowed, invalidated or held unenforceable. Even if they are unchallenged, our patents and patent applications may not adequately protect our intellectual property or prevent others from developing similar products that do not fall within the scope of our patents. If the breadth or strength of protection provided by the patents we hold or pursue is threatened, our ability to commercialize any product candidates with technology protected by those patents could be threatened. Since patent applications in the United States and most other countries are confidential for a period of time after filing, we cannot be certain at the time of filing that we are the first to file any patent application related to our technology.

In addition to the protection afforded by patents, we seek to rely on trade secret protection and confidentiality agreements to protect proprietary know-how that is not patentable, processes for which patents are difficult to enforce and any other elements of our discovery platform and drug development processes that involve proprietary know-how, information or technology that is not covered by patents or not amenable to patent protection. Although we endeavor that all of our employees and certain consultants and advisors to assign inventions to us, and all of our employees, consultants, advisors and any third parties who have access to our proprietary know-how, information or technology to enter into confidentiality agreements, our trade secrets and other proprietary information may be disclosed or competitors may otherwise gain access to such information or independently develop substantially equivalent information. Further, the laws of some foreign countries do not protect proprietary rights to the same extent or in the same manner as the laws of the United States. As a result, we may encounter significant difficulty in protecting and defending our intellectual property both in the United States and abroad. If we are unable to prevent material disclosure of the trade secret intellectual property related to our technologies to third parties, we may not be able to establish or maintain the competitive advantage that we believe is provided by such intellectual property, which could materially adversely affect our market position and business and operational results.

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We may be involved in lawsuits to protect or enforce our patent, which could be expensive, time-consuming and unsuccessful.

Competitors may infringe our patents. To attempt to stop infringement or unauthorized use, we may need to enforce one or more of our patents, which can be expensive and time-consuming and distract management. If we pursue any litigation, a court may decide that a patent of ours or our licensor’s is not valid or is unenforceable, or may refuse to stop the other party from using the relevant technology on the grounds that our patents do not cover the technology in question. Further, the legal systems of certain countries, particularly certain developing countries, do not favor the enforcement of patents, which could reduce the likelihood of success of any infringement proceeding we pursue in any such jurisdiction. An adverse result in any infringement litigation or defense proceedings could put one or more of our patents at risk of being invalidated, held unenforceable, or interpreted narrowly and could put our patent applications at risk of not issuing, which could limit our ability to exclude competitors from directly competing with us in the applicable jurisdictions.

Interference proceedings provoked by third parties or brought by the U.S. PTO may be necessary to determine the priority of inventions with respect to our patents or patent applications or those of our licensors. An unfavorable outcome could require us to cease using the related technology or to attempt to license rights to use it from the prevailing party. Our business could be harmed if the prevailing party does not offer us a license on commercially reasonable terms, or at all. Litigation or interference proceedings may fail and, even if successful, may result in substantial costs and distract our management and other employees.

If we are unsuccessful in obtaining or maintaining patent protection for intellectual property in development, our business and competitive position would be harmed.

We are seeking patent protection for some of our technology and future products. Patent prosecution is a challenging process and is not assured of success. If we are unable to secure patent protection for our technology and product candidates, our business may be adversely impacted.

In addition, issued patents and pending international applications require regular maintenance. Failure to maintain our portfolio may result in loss of rights that may adversely impact our intellectual property rights, for example by rendering issued patents unenforceable or by prematurely terminating pending international applications.

If we are unable to protect the confidentiality of our trade secrets, our business and competitive position would be harmed.

In addition to seeking patents for some of our technology and product candidates, we also rely on trade secrets, including unpatented know-how, technology and other proprietary information, to maintain our competitive position. We currently, and expect in the future to continue to, seek to protect these trade secrets, in part, by entering into confidentiality agreements with parties who have access to them, such as our employees, collaborators, contract manufacturers, consultants, advisors and other third parties. We also enter into confidentiality and invention or patent assignment agreements with our employees and consultants. Despite these efforts, any of these parties may breach the agreements and disclose our proprietary information, including our trade secrets, and we may not be able to obtain adequate remedies for any such disclosure. Enforcing a claim that a party illegally disclosed or misappropriated a trade secret is difficult, expensive and time-consuming, and the outcome is unpredictable. In addition, some courts inside and outside the United States are less willing or unwilling to protect trade secrets. If any of our trade secrets were to be lawfully obtained or independently developed by a competitor, we would have no right to prevent them, or those to whom they disclose the trade secrets, from using that technology or information to compete with us. If any of our trade secrets were to be disclosed to or independently developed by a competitor, our competitive position would be harmed.

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We will have to hire additional executive officers and employees to expand our business. If we are unable to hire qualified personnel, we may not be able to implement our business strategy.

The loss of the services of any of our key product or business development employees could delay our product development programs and our research and development efforts. We do not maintain key person life insurance on any of our officers, employees or consultants. In order to develop our business in accordance with our business strategy, we will have to hire additional qualified personnel, including in the areas of sales, physician education, manufacturing, clinical trials management, regulatory affairs, and business development. We will need to raise sufficient funds to hire the necessary employees and have commenced our search for additional key employees.

We depend on key personnel for our continued operations and future success, and a loss of certain key personnel could significantly hinder our ability to move forward with our business plan.

Because of the specialized nature of our business, we are highly dependent on our ability to identify, hire, train and retain highly qualified scientific and technical personnel for the research and development activities we conduct or sponsor. The loss of one or more key executive officers, or scientific officers, would be significantly detrimental to us. In addition, recruiting and retaining qualified scientific personnel to perform research and development work is critical to our success. Our anticipated growth and expansion into areas and activities requiring additional expertise will require the addition of new management personnel and the development of additional expertise by existing management personnel.

Our employees may engage in misconduct or other improper activities, including noncompliance with regulatory standards and requirements, which could cause our business to suffer.

We are exposed to the risk of employee fraud or other misconduct. Misconduct by employees could include intentional failures to comply with regulations of governmental authorities, such as the FDA or the European Medicines Agency, or EMA, to provide accurate information to the FDA or EMA, to comply with manufacturing standards we have established, to comply with federal, state and international healthcare fraud and abuse laws and regulations as they may become applicable to our operations, to report financial information or data accurately or to disclose unauthorized activities to us. Employee misconduct could also involve the improper use of information obtained in the course of clinical trials, which could result in regulatory sanctions and serious harm to our reputation. It is not always possible to identify and deter employee misconduct, and the precautions we currently take and the procedures we may establish in the future as our operations and employee base expand to detect and prevent this type of activity may not be effective in controlling unknown or unmanaged risks or losses or in protecting us from governmental investigations or other actions or lawsuits stemming from a failure by our employees to comply with such laws or regulations. If any such actions are instituted against us, and we are not successful in defending ourselves or asserting our rights, those actions could have a significant impact on our business and results of operations, including the imposition of significant fines or other sanctions.

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If we experience delays or difficulties in clinical outcome studies or lack the funding to conduct them, receipt of necessary outcome data could be delayed or prevented.

Clinical trials using our BVA system depend upon the successful funding, enrollment, and initiation of studies in coordination with research institutions and hospitals. The company does not have sufficient funds to fully sponsor as many outcome studies as may be warranted for adoption of our diagnostic as a standard of care. As such, the company depends upon a combination of grants and research agreements with sponsoring institutions for many of the studies that have been conducted with its technology and anticipates continuing to do so for the foreseeable future.

We and our suppliers are subject to extensive FDA regulation, which can be costly and time consuming and can subject us to unanticipated business costs or difficulties. Even though regulatory approval for products may have been granted, those products may still face regulatory difficulties.

All of our current and potential products, as well as those supplied to Daxor by third parties, processing and manufacturing activities, are subject to comprehensive regulation by the FDA in the United States and by comparable authorities in other countries. The company has spent considerable resources and time obtaining FDA and other required regulatory approvals but is still subject to regulatory action from the FDA if it chooses to revoke or enforce an interpretation of the regulations that would make distribution or manufacture of our products disallowed.

If we, or third-party manufacturers we may contract with, violate regulatory requirements at any stage the FDA may take enforcement action(s) against us, which could include issuing a warning or untitled letter, placing a clinical hold on an ongoing clinical trial, product seizure, enjoining our operations, refusal to consider our applications for pre-market approval, refusal of an investigational new drug application, fines, or even civil or criminal liability, any of which could materially harm our reputation and financial results. In addition, if manufacturing problems occur, regulators may withdraw their approval or demand additional changes in product manufacture or marketing practices.

Enforcement actions we and our suppliers are subject to include:

●	warning letters or other actions requiring changes in product manufacturing processes or restrictions on product marketing or distribution;

●	product recalls or seizures or the temporary or permanent withdrawal of a product from the market;

●	suspending any ongoing clinical trials;

●	temporary or permanent injunctions against our production operations; and

●	fines, restitution or disgorgement of profits or revenue, the imposition of civil penalties or criminal prosecution.

The occurrence of any of these actions would likely cause a material adverse effect on our business, financial condition and results of operations.

Any difficulties or failures that we encounter regarding regulatory approval for our products or those of third-party suppliers would likely have a substantial adverse impact on our ability to generate product sales, and could make any search for a collaborative partner more difficult.

For some of our products, we currently lack sufficient manufacturing capabilities to produce our products in-house and rely upon third party suppliers. Disruption in our manufacturing supply, could negatively impact our ability to meet any future demand for the product.

We expect that we would need to significantly expand our manufacturing capabilities to meet potential demand for our diagnostic devices and Volumex kits. In addition, we depend upon a single manufacturer for components of our products and a disruption in that supply could materially impact our business disrupting out ability to meet demand.

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We currently manufacture our BVA system in a 20,000 square foot facility in Oak Ridge, Tennessee. If our facilities where our products are currently being manufactured or equipment were significantly damaged or destroyed, or if there were other disruptions, delays or difficulties affecting manufacturing capacity, including if such facilities are deemed not in compliance with current Good Manufacturing Practice, or GMP, requirements, future clinical studies and commercial production for our products would likely be significantly disrupted and delayed. It would be both time-consuming and expensive to replace this capacity with third parties, particularly since any new facility would need to comply with the regulatory requirements.

Ultimately, if we are unable to supply our products to meet commercial demand, whether because of processing constraints or other disruptions, delays or difficulties that we experience, our production costs could dramatically increase and sales of our products and their long-term commercial prospects could be significantly damaged.

To be successful, our diagnostic products must be broadly accepted by the healthcare community, which can be very slow to adopt or unreceptive to new technologies and products.

The products that we manufacture represent substantial departure from more established methods of volume assessment and compete with a number of more conventional therapies based upon measures of pressure or hemodynamics manufactured and marketed by major medical device companies. The degree of market acceptance and uptake of our products depends on a number of factors, including:

●	our establishment and demonstration to the medical community the clinical efficacy and safety of our proposed products;

●	our ability to demonstrate that our products are superior to alternatives currently on the market in accuracy and ease of use;

●	our ability to establish in the medical community the potential advantage of our diagnostic over alternative diagnostic methods; and

●	reimbursement policies of government and third-party payers.

If the healthcare community does not accept our products for any of these reasons, or for any other reason, our business would be materially harmed.

Our competition includes diagnostic companies that have significant advantages over us.

The market for medical diagnostic products is highly competitive. We expect that our most significant competitors will be fully integrated and more established medical device companies with extensive product lines and distribution networks. Although these companies currently do not have a system that competes with Daxor’s BVA system, they may seek to develop similar products, and they have significantly greater capital resources and research and development, manufacturing, testing, regulatory compliance, and marketing capabilities. As a result, our competitors may develop more competitive or affordable products, or achieve earlier patent protection or product commercialization than we are able to achieve. Competitive products may render our products or future products that we develop obsolete.

35

We may be subject to litigation that will be costly to defend or pursue and uncertain in its outcome.

Our business may bring us into conflict with our licensees, licensors or others with whom we have contractual or other business relationships, or with our competitors or others whose interests differ from ours. If we are unable to resolve those conflicts on terms that are satisfactory to all parties, we may become involved in litigation brought by or against us. That litigation is likely to be expensive and may require a significant amount of management’s time and attention, at the expense of other aspects of our business. The outcome of litigation is always uncertain, and in some cases could include judgments against us that require us to pay damages, enjoin us from certain activities, or otherwise affect our legal or contractual rights, which could have a significant adverse effect on our business.

We are exposed to the risk of liability claims, for which we may not have adequate insurance.

Since we participate in the health care industry, we may be subject to liability claims by employees, customers, end users and third parties for past products and services as well as current or future products. While the company carries liability insurance there can be no assurance that the liability insurance we carry will be adequate to cover claims asserted against us or that we will be able to maintain such insurance in the future

We currently have a marketing and sales force of full time employees and consultants. If we are unable to establish effective marketing and sales capabilities or enter into agreements with third parties to market and sell our product candidates, we may not be able to effectively market and scale our sales to a significant scale.

We currently have a marketing and sales team for the marketing, sales and distribution of our BVA system and kits. In order to fully commercialize our products, we must expand our territory-by-territory basis marketing, sales, distribution, managerial and other non-technical capabilities or make arrangements with third parties to perform these services, and we may not be successful in doing so.

Any failure or delay in the further development of our internal sales, marketing and distribution capabilities would adversely impact the commercialization of any of our products that we obtain approval to market. We may choose to collaborate, either globally or on a territory-by-territory basis, with third parties that have direct sales forces and established distribution systems, either to augment our own sales force and distribution systems or in lieu of our own sales force and distribution systems. If we are unable to enter into such arrangements when needed on acceptable terms or at all this will adversely affect our ability to rapidly scale the sale of our products.

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Our business and operations would suffer in the event of system failures or natural and man-made disasters.

Despite the implementation of security measures, our internal computer systems and those of our contractors and consultants are vulnerable to damage from computer viruses, unauthorized access, natural disasters, terrorism, war and telecommunication and electrical failures. While we have not experienced any such system failure, accident or security breach to date, if such an event were to occur and cause interruptions in our operations, it could result in a material disruption of our operations. For example, a hurricane or severe flood could disrupt one of our key suppliers disrupting our supply chain for weeks or months causing material losses. If any disruption or security breach resulted in a loss of or damage to our data or applications, or inappropriate disclosure of confidential or proprietary information, we could incur liability and additional costs despite some insurance products that the company has purchased to mitigate such costs.

We have incurred net operating losses in the past, and may incur them in the future.

We have incurred cumulative net operating losses in the past. These losses have mainly resulted from ongoing expenses for marketing and research and development as the company attempts to build a market for its products. In the past, the company’s cumulative net income from investments and other items exceeded the operating losses and provided the necessary funds for its continued research and development and marketing. It is the opinion of management that the financial health of the company would have been adversely affected if net income from investments had been substantially less than losses from operations. There is no guarantee that future net income from investments will continue to completely offset operating losses.

The loss of any one customer could have an adverse effect on our consolidated operating business for a short period of time.

In the past, the sale of Blood Volume Kits has accounted for a significant portion of the company’s total operating revenue, and a small number of customers (hospitals) has comprised the majority of such sales. Management believes that the loss of any one customer would have an adverse effect on our consolidated operating business for a short period of time. The company continues to seek new customers, so that any one hospital will represent a smaller percentage of overall sales.

37

The absence of patents or the inability to defend patents could negatively impact our ability to compete for and obtain new business.

Daxor’s original patent for technology underlying the BVA 100 expired in 2010. The company filed two additional patent applications for an automated instrument to measure human blood volume which were granted April 7, 2015. The filings describe innovations which will be or have been incorporated into the company’s BVA-100 Blood Volume Analyzer; these patents expanded the capabilities of the analyzer to incorporate total body albumin measures and error correction software to improve accuracy. On December 21, 2021 Daxor was granted a patent on guiding treatment using blood volume measurement. On October 31, 2023, Daxor was granted a patent on expanding BVA-guided care past an initial measurement with various remote monitoring approaches. On January 2, 2024, an additional patent on BVA-guided treatment was granted, with specific references to care of heart failure, syncope, critical care, hypertension, renal failure / dialysis, burns, sepsis, surgical blood loss, and hyponatremia.. In addition, the company has several more utility and design patents in various stages of patent office review, and in development, as well as foreign versions of patents mentioned above.

The blood volume analyzer, however, works most efficiently with the tracer injection kit system which has a separate patent and which expired in 2016. It is possible that another company could develop another version of the Blood Volume Analyzer which would use a different tracer injection kit. To the best of the company’s knowledge, this has not happened yet and management views the development of a competing tracer injection kit as unlikely.

If the current manufacturer were to cease filling the Volumex syringes for us for any reason before we had a chance to make alternative arrangements, this could have a material negative impact on our operating revenue.

All of Daxor Corporation’s orders for Volumex syringes are filled by a single FDA inspected radio pharmaceutical manufacturer. If this manufacturer were to cease filling the Volumex syringes for the company or were denied permission to do so by FDA for any reason before the company had a chance to make alternative arrangements, the effect on the company’s operating revenue could be material. In January 2007, we purchased two 10,000 square foot buildings in Oak Ridge, Tennessee to expand its research, development, and manufacturing capabilities. Daxor has entered into a memo of understanding to purchase the assets of this radio pharmaceutical manufacturer.

Charter or By-laws

There have been no changes to Daxor’s charter or by-laws that would delay or prevent a change of control of Daxor.

Persons Responsible Management

There have been no changes in the persons who are primarily responsible for the day-to-day management of Daxor’s operations

Management Discussion of Fund Performance

See the Letter to Shareholders for a discussion of Daxor’s operating division and the performance of the operating division during the fiscal year ended December 31, 2025.

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The below graph illustrates the hypothetical growth of $10,000 based upon the performance of Daxor’s common share price (“Daxor Market Price”) and net asset value per share price (“Daxor NAV”) for the 10-year period ended December 31, 2025 as compared to the Standard & Poor’s 500® Index.

Average Annual Returns
	1 Year	5 Year	10 Year
	Return	Return	Return
NAV	25.10%	18.45%	9.26%
Stock	91.81%	3.37%	6.97%
S&P	17.88%	14.84%	15.03%

39

Daxor Corporation

Privacy Policy

The Company and Your Personal Privacy-

Daxor Corporation is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

What Kind of Non-Public Information do we Collect About you if you Become a Shareholder?

Daxor Corporation does not collect non-public information about our shareholders.

What Information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers of our operating division to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect Your Personal Information?

We restrict access to non-public personal information about our customers or former customers to the people who need to know that information in order to perform their jobs or provide services to you. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

40

Daxor Corporation

About the Corporation’s Directors and Officers

The Corporation is governed by a Board of Directors that meets to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Corporation’s directors are independent of Daxor (namely, four of the six directors are independent). Two of the Corporation’s directors are also officers of the Company and are not independent. The Board of Directors elects the Corporation’s officers, who are listed in the table. The business address of each director and officer is 107 Meco Lane, Oak Ridge, TN 37830.

		Term of Office	Principal	Number of	Other Directorships Held
	Position(s)	And	Occupation(s)	Portfolios	(during past
Name, Address	Held with	Length of Time	During Past Five	Overseen by	five years) by
and Age	Company	Served	Years	Director	Director
“Noninterested Persons”

Henry D. Cremisi, MD FACP 107 Meco Lane Oak Ridge, TN 37830 Age: 68	Director	One year term, Director since 2020	Medical Director, AstraZeneca, a Pharmaceutical company	None	None

Edward Feuer 107 Meco Lane Oak Ridge, TN 37830 Age: 70	Director	One year term, Director since 2016	Managing Partner, Feuer & Orlando, LLP, an accounting firm	None	None

Joy Goudie, Esq. 107 Meco Lane Oak Ridge, TN 37830 Age: 69	Director	One year term, Director since 2020	Registered Patent Attorney	None	None

Caleb DesRosiers 107 Meco Lane Oak Ridge, TN 37830 Age: 53	Director	One Year Term, Director since 2022	Attorney	None	None

		Term of Office	Principal	Number of	Other Directorships Held
	Position(s)	And	Occupation(s)	Portfolios	(during past
Name, Address	Held with	Length of Time	During Past Five	Overseen by	five years) by
and Age	Company	Served	Years	Director	Director
“Interested Persons”

Michael Feldschuh 107 Meco Lane Oak Ridge, TN 37830 Age: 56	Director	One year term, Director since 2013	Executive Vice President Chairman, President, CEO	One	None

Jonathan Feldschuh 107 Meco Lane Oak Ridge, TN 37830 Age 61	Director	One year term, Director since 2017	Chief Scientific Officer	None	None

The Daxor’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 212-330-8500.

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Daxor Corporation

December 31, 2025

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions for the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is available on the Company’s website at http://www.daxor.com/wp-content/uploads/2014/10/DAXOR-CORPORATION-CODE-OF-ETHICS.pdf

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Edward Feuer is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)-(d) The registrant has engaged principal accountants to perform audit services, audit-related services, and tax services during the past two fiscal years (no principal accountants were engaged to perform other services). “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to assurance services and related services by the principal accountant that are reasonably related to the performance of the audit, and audit-related services in connection with the registrant’s offering of shares. “Tax services” refer to professional services rendered for tax compliance, tax advice, and tax planning. The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by principal accountants.

The aggregate fees billed by Bush & Associates CPA for the lasts two fiscal years audit services and audit-related services are provided below (no principal accountants were engaged to perform other services). Bush & Associates CPA did not bill for such services for the prior fiscal year ended December 31, 2024.

FYE 12/31/2025
Audit Fees	$75,000
Audit-Related Fees	$50,000
All Other Fees	N/A
Total	$125,000

	FYE 12/31/2024
Audit Fees		$85,000
Audit-Related Fees	$	N/A
All Other Fees		N/A
Total		$85,000

The aggregate fees billed by Zelin & Associates CPA LLC for each of the last two fiscal years for tax services are provided below.

	FYE 12/31/2025	FYE 12/31/2024
Tax Fees	$18,000	$18,000

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(e)(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

(e)(2) Zero percent of the fees billed by the principal accountants applicable to non-audit service were pursuant to waiver of the pre-approval requirements.

(f) All of the principal accountants’ hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountants.

(g) The principal accountants did not bill any non-audit fees to the registrant, and the registrant does not have an investment adviser.

(h) This item is not applicable as the principal accountants did not render any non-audit services to the registrant, and the registrant does not have an investment adviser.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee. The members are: Edward Feuer,CPA, Joy S. Goudie, Esq. and Caleb DesRosiers.

ITEM 6. SCHEDULE OF INVESTMENTS

Included herein under Item 1.

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Daxor Corporation

December 31, 2025

ITEM 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

ITEM 8. Changes in and disagreements with accountants for open-end management investment companies.

Not applicable.

ITEM 9. proxy disclosures for Open-End Management Investment Companies.

Not applicable.

ITEM 10. remuneration paid to directors, officers, and others of Open-End Management Investment Companies.

Not applicable.

ITEM 11. statement regarding basis for approval of investment advisory contract.

Not applicable. See Item 13 below.

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Daxor Corporation

December 31, 2025

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Daxor Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as long term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

Due to the nature of our business and our size, it is unlikely that conflicts will arise in our voting of proxies of public companies. We do not engage in investment banking nor we do we have private advisory clients. In the highly unlikely event that a conflict of interest does arise on a proxy voting issue, we will defer that vote to our independent directors.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Daxor does not have an investment advisor. The Chief Executive Officer of the Company, Michael Feldschuh, manages Daxor’s portfolio.

Name, address and age	Position held with Company	Term of Office and Length of time served	Principal Occupation During past Five years	Number of Portfolio overseen by director	Other Directorship Held (during past five years) by Director
Michael Feldschuh 107 Meco Lane Oak Ridge, TN 37830	Director	One year term, Director since 2013	Chairman, President, CEO	One	None

Age: 56

Michael Feldschuh has been president of Daxor since 2017. He earned his bachelor’s degree in Pre-Med studies at Columbia College, Columbia University in 1991. Prior to joining Daxor’s executive team in December of 2014 as Executive Vice President, he served as a member of the board of directors for one and a half years prior. Mr. Feldschuh headed his own hedge fund, Aristarc Capital, from 2009 to 2013 specializing in quantitative equity strategies. Prior to founding his own fund, Mr. Feldschuh was a Managing Director at Morgan Stanley Investment Management from 2005 to 2009 and also served as a Managing Director and Portfolio Manager at Millennium Partners in New York from 1997-2005. Mr. Feldschuh was a proprietary trader for Morgan Stanley & Co. from 1994-1997. Mr. Feldschuh began his career at D.E. Shaw & Co. in New York, where he worked with Jeffery Bezos prior to Mr. Bezos’ founding of Amazon.

The compensation paid to Mr. Feldschuh is set forth in the following table.

		Pension or		Compensation
	Aggregate	Benefits Accrues		Fund Complex
	Compensation	as Part of Company	Annual Benefits	Paid
Name	From Company	Expenses	Upon Retirement	to Director
Michael Feldschuh	$100,000	None	None	$100,000

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Daxor Corporation

December 31, 2025

Mr. Feldschuh has deliberately elected to draw a salary that is well below what the company believes is the market rate for someone with his responsibilities and qualifications. It is the belief of the Board of Directors that annual compensation of two or three times what he is currently earning could easily be justified. The decision to keep his annual compensation at well below market rate has been made as part of an effort to preserve capital in light of the company’s ongoing losses from operations.

The following table sets forth the share ownership of Mr. Feldschuh (the dollar range of equity securities in Daxor beneficially owned by Mr. Feldschuh was over $1,000,000).

	Number of Shares	Percent of
	Beneficially	Common
Name of Beneficial Owner	Owned	Stock
Michael Feldschuh, President and Director*	232,694	4.6%

*Includes 212,694 shares of common stock and 20,000 shares of common stock issuable upon the exercise of options issued under the company’s 2020 Incentive Compensation Plan and the 2004 Stock Option Plan. We ceased issuing options under the 2004 Option Plan. On April 24, 2020, we received an exemptive order that permits us to adopt an incentive compensation plan, and shareholders approved our incentive compensation plan at our 2020 annual meeting.

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Daxor Corporation

December 31, 2025

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Company’s Board of Directors.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing date of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service providers.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Daxor did not lend out portfolio securities.

ITEM 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

ITEM 19. EXHIBITS.

a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer as required by Rule 30a-2(a) Under the Investment Company Act of 1940. Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

Daxor Corporation

December 31, 2025

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Daxor Corporation

By (Signature and Title)	/s/ Michael Feldschuh
Michael Feldschuh
President and Chief Executive Officer (Principal Executive Officer)

Date:	March 2, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Feldschuh
Michael Feldschuh
President and Chief Executive Officer (Principal Executive Officer)

Date:	March 2, 2026

By (Signature and Title)	/s/ Robert J. Michel
Robert J. Michel
Chief Financial Officer and Chief Compliance Officer (Principal Financial Officer)

Date:	March 2, 2026

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